Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of International Industrial Enterprises, Inc., Inc. for the fiscal quarter ending September 30, 2012, I, David Rodgers, Chief Executive Officer and Chief Financial Officer of International Industrial Enterprises, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.   Such Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2012, fairly presents, in all material respects, the financial condition and results of operations of International Industrial Enterprises, Inc.

Dated: October 17, 2012

/s/ David Rodgers
David Rodgers, Chief Executive Officer and Chief Financial Officer